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                             JOINT FILING AGREEMENT

     The undersigned parties hereby agree that the Schedule 13E-3 filed herewith relating to limited partnership interests of NTS-Properties Plus Ltd. is being filed jointly with the Securities and Exchange Commission on behalf of each such person.

March 15, 2002
                        NTS-PROPERTIES PLUS LTD., a Florida limited partnership

                        By:      NTS-PROPERTIES PLUS ASSOCIATES
                                 General Partner

                        By:      /s/ J.D. Nichols
                                 -----------------------------------------------
                                 J.D. Nichols, Managing General Partner

                        J. D. NICHOLS

                        By:      /s/ J.D. Nichols
                                 -----------------------------------------------
                                 J.D. Nichols

                        OCEAN RIDGE INVESTMENTS, LTD.

                        By:      BKK Financial, Inc.
                        Its:     General Partner

                                 By:  /s/ J.D. Nichols
                                      ------------------------------------------
                                      J.D. Nichols
                                 Its: Chairman of the Board

                        ORIG, LLC

                        By:  /s/ J.D. Nichols
                            ----------------------------------------------------
                            J.D. Nichols
                        Its:  Managing Member

                        BRIAN F. LAVIN

                        By:   /s/ Brian F. Lavin
                              --------------------------------------------------
                              Brian F. Lavin

                        NTS-PROPERTIES PLUS ASSOCIATES

                        By:   /s/ J.D. Nichols
                              --------------------------------------------------
                              J. D. Nichols
                        Its:  Managing General Partner